EXHIBIT 1


     The undersigned hereby agree, pursuant to Rule 13d-1(f)(1) to file a joint statement on Schedule 13D and amendments thereto pertaining to their ownership of Class A 13% Convertible Senior Subordinated Pay-In-Kind Debentures Due 1999, Series G Warrants, Series H Warrants and Series I Warrants of LogiMetrics, Inc.

     This agreement may be terminated for any reason by any party hereto immediately upon the personal delivery or facsimile transmission of notice to that effect to the other parties hereto.

     This agreement may be executed in counterparts and all so executed shall constitute one agreement.

Date: August 11, 1997
                                        CRAMER ROSENTHAL McGLYNN, INC.


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name: Eugene A. Trainor
                                           Title: Chief Financial Officer


                                        L A.D. EQUITY PARTNERS, L.P

                                        By: Flint Investments, Inc.
                                            Its General Partner


                                        By:/s/ Arthur J. Pergament
                                           ------------------------------------
                                           Name: Arthur J. Pergament
                                           Title: Vice President



                                        /s/ Gerald B. Cramer
                                        ---------------------------------------
                                        Gerald B. Cramer

                                        /s/ Edward. J. Rosenthal
                                        ---------------------------------------
                                        Edward J. Rosenthal, Keogh

                                        CRM 1997 ENTERPRISE FUND, LLC

                                        By: Cramer Rosenthal McGlynn, Inc.
                                            Its Managing Member


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name:  Eugene A. Trainor
                                           Title: Chief Financial Officer

                               Page 39 of 81 Pages




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                                        CRM PARTNERS, L.P.

                                        By: CRM Management, Inc.
                                            Its General Partner


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name:  Eugene A. Trainor
                                           Title: Senior Vice President


                                        CRM RETIREMENT PARTNERS, L.P.

                                        By: CRM Management, Inc.
                                            Its General Partner


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name:  Eugene A. Trainor
                                           Title: Senior Vice President


                                        CRM MADISON PARTNERS, L.P.

                                        By: CRM Management, Inc.
                                            Its General Partner


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name:  Eugene A. Trainor
                                           Title: Senior Vice President

                                        CRM U.S. VALUE FUND, LTD.

                                        By: CRM Management, Inc.
                                            Its General Partner


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name:  Eugene A. Trainor
                                           Title: Senior Vice President



                               Page 40 of 81 Pages

                                        CRM EURYCLEIA PARTNERS, L.P.

                                        By: CRM Eurycleia Investment, LLC.
                                            Its General Partner


                                        By: CRM Management, Inc.
                                            Its Managing Member


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name:  Eugene A. Trainor
                                           Title: Senior Vice President


                                        A C. ISRAEL ENTERPRISES, INC.



                                        By:/s/ Jay Howard
                                           ------------------------------------
                                           Name: Jay Howard
                                           Title:


                                        CRM-EFO PARTNERS, L.P.

                                        By: CRM-EFO Investments, LLC,
                                            Its General Partner

                                        By: CRM Management Inc.,
                                            Its Managing Member


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name:  Eugene A. Trainor
                                           Title: Senior Vice President


                                        RICHARD S. FULD, JR.

                                        By: Cramer Rosenthal McGlynn, Inc.,
                                        Attorney-in-Fact


                                        By:/s/ Eugene A. Trainor
                                           ------------------------------------
                                           Name: Eugene A. Trainor
                                           Title: Chief Financial Officer



                               Page 41 of 81 Pages